Exhibit 99.1

Independent Bank Corp. Reports Fourth Quarter Net Income of $11.8 Million

Exceptional Commercial and Home Equity Loan Growth Combined With Solid Credit Quality

ROCKLAND, Mass.--(BUSINESS WIRE)--January 20, 2011--Independent Bank Corp., (NASDAQ: INDB), parent of Rockland Trust Company, today announced net income of $11.8 million for the fourth quarter of 2010, compared to $11.1 million recorded in the third quarter. On a diluted earnings per share basis, the Company reported earnings of $0.56 for the quarter, an increase of 5.7% from the $0.53 in earnings recorded for the previous quarter.

For the year ended December 31, 2010, net income was $40.2 million. On a diluted earnings per share basis, the Company reported earnings of $1.90 for the year ended December 31, 2010, compared to $0.88 for the year ended December 31, 2009.

Christopher Oddleifson, the President and Chief Executive Officer of Independent Bank Corp. and Rockland Trust Company, stated “Rockland Trust had an outstanding year in 2010. Our strength and stability in the market and the focused efforts of all my colleagues enabled us to earn new customer relationships and expand existing relationships. We are very pleased with our overall performance, especially during these difficult economic times.”

BALANCE SHEET

Total assets of $4.7 billion at December 31, 2010 are consistent with the prior quarter.

Total loans were $3.6 billion at December 31, 2010, an increase of $147.6 million, or 4.3%, compared with the prior quarter. The Company achieved very strong growth in its commercial and industrial loan portfolio, which increased by $64.1 million, or 14.6%, in the fourth quarter, as the Company continued to expand its base of high-quality corporate relationships. Commercial real estate loan generation remained robust, as total outstandings increased by $75.8 million, or 4.6%. The Company’s commercial construction portfolio declined by $14.7 million, or 10.2%, as projects transitioned to permanent financing. The home equity portfolio continued its upward trajectory, rising $61.3 million, or 11.8%. Residential real estate loans declined by $29.5 million, or 5.9%, as loans refinanced into longer-term, fixed-rate loans, which are not commonly held in portfolio by the Company.

Total deposits increased by $10.6 million, or 0.3%, during the quarter ending December 31, 2010 while core deposits (non-time deposits) grew by $83.8 million, or 2.9% during the same period. Savings and interest checking rose by $61.0 million, or 4.6%, and demand deposits increased by $36.6 million, or 4.5%. Partially offsetting those deposit increases were decreases in money market accounts of $13.8 million, or 1.9%. The Company’s emphasis on lower cost core deposits has led to a steady reduction in time deposits which declined by $73.1 million, or 9.5%, in the fourth quarter. Core deposits have risen to 80.9% of total deposits at December 31, 2010, while the total cost of deposits declined to 0.45% for the current quarter, down 8 basis points from the prior period.

Securities were $587.8 million, down $37.1 million from the prior quarter due to paydowns.

Stockholders’ equity at December 31, 2010 totaled $436.5 million as compared to $425.7 million at September 30, 2010. The Tier 1 leverage capital ratio at December 31, 2010 rose to 8.2% from 8.0% in the prior quarter, maintaining the Company’s well-capitalized position.

NET INTEREST INCOME

Net interest income of $41.4 million was up modestly from the prior quarter. The net interest margin in the fourth quarter of 2010 expanded slightly to 3.91%, compared to the linked quarter period of 3.89%, as a result of a reduction in funding costs.

NON-INTEREST INCOME

The Company recorded non-interest income of $14.3 million during the fourth quarter of 2010 which represents a $2.6 million, or 22.4%, increase from the prior quarter. The change in non-interest income is composed of the following:

  Service charges on deposit accounts increased by $1.1 million, or 24.5%, primarily due to debit card usage and overdraft privilege fees on free checking accounts.
  Wealth management revenue increased by $104,000. Assets under management in the wealth management division rose to nearly $1.6 billion at December 31, 2010, an increase of $107.6 million compared to September 30, 2010.
  Mortgage banking income increased by $481,000, due to increased originations in loans held for sale as a result of the low rate environment. The balance of the mortgage servicing rights asset was $1.6 million and represented 63 basis points of the servicing portfolio at December 31, 2010.
  Other non-interest income increased by $1.0 million, or 51.2%, mainly due to fee revenue associated with loan level interest rate derivatives.

NON-INTEREST EXPENSE

The Company recorded non-interest expense of $36.7 million in the fourth quarter of 2010, an increase of $2.1 million, or 6.2%, when compared to the quarter ended September 30, 2010. Significant changes of non-interest expense included the following:

  Salaries and Employee Benefits increased by $530,000, or 2.7%, mainly due to increases in incentive compensation.
  Other non-interest expense increased by $1.4 million, or 17.0%, which is primarily attributable to increases in credit-related loan workout expenses of $502,000, loan level derivative expenses of $168,000, and consultant fees of $120,000, as well as a computer software write-off of $560,000.

The Company reported a return on average assets and a return on average common equity in the fourth quarter of 2010 of 1.01% and 10.85%, respectively, as compared to 0.95% and 10.38% for the quarter ended September 30, 2010.

ASSET QUALITY

Net charge-offs decreased to $2.9 million, or 0.33% on an annualized basis of average loans, for the fourth quarter compared to $3.2 million, or 0.37% for the quarter ending September 30, 2010. The provision for loan losses was $3.6 million and $3.5 million for the quarters ended December 31, 2010 and September 30, 2010, respectively. Nonperforming loans decreased to $23.1 million, or 0.65% of total loans at December 31, 2010, from $24.7 million, or 0.72% of total loans at September 30, 2010. The amount of nonperforming loans at December 31, 2010 was 36.1% lower than the level of non-performing loans at December 31, 2009. Delinquency as a percent of loans remained steady with prior quarter at 1.11%.

The allowance for loan losses was $46.3 million at December 31, 2010, compared with the prior quarter of $45.6 million. The Company’s allowance for loan losses was 1.30%, as a percentage of total loans at December 31, 2010, compared to 1.34%, at September 30, 2010.

Christopher Oddleifson and Denis K. Sheahan, Chief Financial Officer, of Independent Bank Corp. and Rockland Trust Company, will host a conference call to discuss fourth quarter earnings at 10:00 a.m. Eastern Time on Friday, January 21, 2011. Internet access to the call is available on the Company’s website at www.RocklandTrust.com or by telephonic access by dial-in at 1-877-317-6789 reference: INDB. A replay of the call will be available by calling 1-877-344-7529, Replay Pass code: 447155. The web cast replay will be available until January 21, 2012.

Independent Bank Corp., which has Rockland Trust Company as a wholly-owned bank subsidiary, has $4.7 billion in assets. Rockland Trust offers a wide range of commercial banking products and services, retail banking products and services, business and consumer loans, insurance products and services, and investment management services. To find out why Rockland Trust is the bank Where Each Relationship Matters®, visit www.RocklandTrust.com.

This press release contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent or obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Operating earnings, which is a non-GAAP financial measure, excludes gain or loss due to items that management does not believe are related to its core banking business, such as gains or losses on the sales of securities, merger and acquisition expenses, and other items. The Company’s management uses operating earnings to measure the strength of the Company’s core banking business and to identify trends that may to some extent be obscured by gains or losses which management deems not to be core to the Company’s operations. The Company has included information on operating earnings because management believes that investors may find it useful to have access to the same analytical tool used by management and may also find that it facilitates the comparison of the Company to other companies in the financial services industry. Non-GAAP operating earnings should not be viewed as a substitute for operating results determined in accordance with GAAP. An item which management deems to be non-core and excludes when computing non-GAAP operating earnings can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP operating earnings are not necessarily comparable to non-GAAP performance measures which may be presented by other companies.

INDEPENDENT BANK CORP. FINANCIAL SUMMARY
(Unaudited - Dollars in Thousands)

				% Change	% Change
CONSOLIDATED BALANCE SHEETS	December 31,	September 30,	December 31,	Dec 2010 vs.	Dec. 2010 vs.
	2010	2010	2009	Sept. 2010	Dec. 2009

Assets
Cash and Due From Banks	$42,112	$54,207	$66,724	-22.31%	-36.89%
Interest Earning Deposits with Banks	119,170	222,392	55,181	-46.41%	115.96%
Fed Funds Sold and Short Term Investments	-	526	-	-100.00%	n/a
Securities
Trading Assets	7,597	7,418	6,171	2.41%	23.11%
Securities Available for Sale	377,457	436,887	508,650	-13.60%	-25.79%
Securities Held to Maturity	202,732	180,623	93,410	12.24%	117.03%
Total Securities	587,786	624,928	608,231	-5.94%	-3.36%

Loans Held for Sale	27,917	21,321	13,466	30.94%	107.31%
Loans
Commercial and Industrial	502,952	438,873	373,531	14.60%	34.65%
Commercial Real Estate	1,717,118	1,641,356	1,614,474	4.62%	6.36%
Commercial Construction	129,421	144,109	175,312	-10.19%	-26.18%
Small Business	80,026	79,897	82,569	0.16%	-3.08%
Total Commercial	2,429,517	2,304,235	2,245,886	5.44%	8.18%
Residential Real Estate	473,936	503,471	555,306	-5.87%	-14.65%
Residential Construction	4,175	5,449	10,736	-23.38%	-61.11%
Consumer - Home Equity	579,278	517,962	471,862	11.84%	22.76%
Total Consumer Real Estate	1,057,389	1,026,882	1,037,904	2.97%	1.88%
Total Other Consumer	68,773	76,926	111,725	-10.60%	-38.44%
Total Loans	3,555,679	3,408,043	3,395,515	4.33%	4.72%
Less - Allowance for Loan Losses	(46,255)	(45,619)	(42,361)	1.39%	9.19%
Net Loans	3,509,424	3,362,424	3,353,154	4.37%	4.66%
Federal Home Loan Bank Stock	35,854	35,854	35,854	0.00%	0.00%
Bank Premises and Equipment	45,712	45,420	44,235	0.64%	3.34%
Goodwill and Core Deposit Intangible	141,956	142,422	143,730	-0.33%	-1.23%
Other Assets	185,807	194,297	161,446	-4.37%	15.09%
Total Assets	$4,695,738	$4,703,791	$4,482,021	-0.17%	4.77%

Liabilities and Stockholders' Equity
Deposits
Demand Deposits	$842,067	$805,491	$721,792	4.54%	16.66%
Savings and Interest Checking Accounts	1,375,254	1,314,273	1,073,990	4.64%	28.05%
Money Market	717,286	731,091	661,731	-1.89%	8.40%
Time Certificates of Deposit	693,176	766,303	917,781	-9.54%	-24.47%
Total Deposits	3,627,783	3,617,158	3,375,294	0.29%	7.48%
Borrowings
Federal Home Loan Bank Borrowings	302,414	302,545	362,936	-0.04%	-16.68%
Fed Funds Purchased and Assets Sold
Under Repurchase Agreements	168,119	180,326	190,452	-6.77%	-11.73%
Junior Subordinated Debentures	61,857	61,857	61,857	0.00%	0.00%
Subordinated Debentures	30,000	30,000	30,000	0.00%	0.00%
Other Borrowings	3,044	2,701	2,152	12.70%	41.45%
Total Borrowings	565,434	577,429	647,397	-2.08%	-12.66%
Total Deposits and Borrowings	4,193,217	4,194,587	4,022,691	-0.03%	4.24%
Other Liabilities	66,049	83,543	46,681	-20.94%	41.49%
Stockholders' Equity
Common Stock	210	210	209	0.00%	0.48%
Additional Paid in Capital	226,708	226,255	225,088	0.20%	0.72%
Retained Earnings	210,320	201,950	184,599	4.14%	13.93%
Accumulated Other Comprehensive Income/(Loss), Net of Tax	(766)	(2,754)	2,753	-72.19%	-127.82%
Total Stockholders' Equity	436,472	425,661	412,649	2.54%	5.77%
Total Liabilities and Stockholders' Equity	$4,695,738	$4,703,791	$4,482,021	-0.17%	4.77%

INDEPENDENT BANK CORP. FINANCIAL SUMMARY
(Unaudited - Dollars in Thousands, Except Per Share Data)

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended
				% Change	% Change
	December 31,	September 30,	December 31,	Dec 2010 vs.	Dec. 2010 vs.
	2010	2010	2009	Sept. 2010	Dec. 2009

INTEREST INCOME
Interest on Fed Funds Sold and Short Term Investments	$71	$135	$18	-47.41%	294.44%
Interest and Dividends on Securities	5,827	5,843	7,096	-0.27%	-17.88%
Interest on Loans	43,797	44,436	45,637	-1.44%	-4.03%
Interest on Loans Held for Sale	276	174	132	58.62%	109.09%
Total Interest Income	49,971	50,588	52,883	-1.22%	-5.51%
INTEREST EXPENSE
Interest on Deposits	4,029	4,801	6,869	-16.08%	-41.35%
Interest on Borrowed Funds	4,553	4,590	5,316	-0.81%	-14.35%
Total Interest Expense	8,582	9,391	12,185	-8.61%	-29.57%
Net Interest Income	41,389	41,197	40,698	0.47%	1.70%
Less - Provision for Loan Losses	3,575	3,500	4,424	2.14%	-19.19%
Net Interest Income after Provision for Loan Losses	37,814	37,697	36,274	0.31%	4.25%
NON-INTEREST INCOME
Service Charges on Deposit Accounts	5,530	4,441	4,541	24.52%	21.78%
Wealth Management	2,955	2,851	2,729	3.65%	8.28%
Mortgage Banking Income	1,950	1,469	1,280	32.74%	52.34%
BOLI Income	839	901	813	-6.88%	3.20%
Net Gain/(Loss) on Sale of Securities	-	(22)	-	-100.00%	n/a
Other-Than-Temporary Impairment Losses on Available-for-Sale Debt Securities:
Gross Change on Write-Down of Certain Investments to Fair Value	172	207	2	-16.91%	8500.00%
Less: Portion of Other-Than-Temporary Impairment Recognized in Other Comprehensive Income	(238)	(214)	(2,167)	11.21%	-89.02%
Net Impairment Losses Recognized in Earnings on Available-for-Sale Debt Securities	(66)	(7)	(2,165)	842.86%	-96.95%
Other Non-Interest /Income	3,055	2,021	2,831	51.16%	7.91%
Total Non-Interest Income	14,263	11,654	10,029	22.39%	42.22%
NON-INTEREST EXPENSE
Salaries and Employee Benefits	20,322	19,792	18,537	2.68%	9.63%
Occupancy and Equipment Expenses	3,943	3,839	3,848	2.71%	2.47%
Data Processing and Facilities Management	1,578	1,404	1,178	12.39%	33.96%
FDIC Assessment	1,303	1,352	1,320	-3.62%	-1.29%
Other Non-Interest Expense	9,542	8,153	9,765	17.04%	-2.28%
Total Non-Interest Expense	36,688	34,540	34,648	6.22%	5.89%
INCOME BEFORE INCOME TAXES	15,389	14,811	11,655	3.90%	32.04%
PROVISION FOR INCOME TAXES	3,551	3,666	2,555	-3.14%	38.98%
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$11,838	$11,145	$9,100	6.22%	30.09%

BASIC EARNINGS PER SHARE	$0.56	$0.53	$0.43	5.66%	30.23%
DILUTED EARNINGS PER SHARE	$0.56	$0.53	$0.43	5.66%	30.23%
BASIC AVERAGE SHARES	21,208,509	20,981,372	20,931,154
DILUTED AVERAGE SHARES	21,238,482	21,034,165	20,975,807

PERFORMANCE RATIOS:
Net Interest Margin (FTE)	3.91%	3.89%	3.98%
Return on Average Assets	1.01%	0.95%	0.81%
Return on Average Common Equity	10.85%	10.38%	8.75%

RECONCILIATION TABLE - NON-GAAP FINANCIAL INFORMATION
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS (GAAP)	$11,838	$11,145	$9,100	6.22%	30.09%
Non-Interest Income Components
(Less)/Add - Net (Gain)/Loss on Sale of Securities, net of tax	-	13	-
NET OPERATING EARNINGS	$11,838	$11,158	$9,100	6.09%	30.09%

Diluted Earnings Per Share, on an Operating Basis	$0.56	$0.53	$0.43	5.66%	30.23%

CONSOLIDATED STATEMENTS OF INCOME
	Twelve Months Ended		% Change
	December 31,	December 31,	Dec. 2010 vs.
	2010	2009	Dec. 2009

INTEREST INCOME
Interest on Fed Funds Sold and Short Term Investments	$337	$290	16.21%
Interest and Dividends on Securities	24,657	29,642	-16.82%
Interest on Loans	177,064	172,128	2.87%
Interest on Loans Held for Sale	666	629	5.88%
Total Interest Income	202,724	202,689	0.02%
INTEREST EXPENSE
Interest on Deposits	20,254	31,163	-35.01%
Interest on Borrowed Funds	18,509	20,832	-11.15%
Total Interest Expense	38,763	51,995	-25.45%
Net Interest Income	163,961	150,694	8.80%
Less - Provision for Loan Losses	18,655	17,335	7.61%
Net Interest Income after Provision for Loan Losses	145,306	133,359	8.96%
NON-INTEREST INCOME
Service Charges on Deposit Accounts	18,708	17,060	9.66%
Wealth Management	11,723	10,047	16.68%
Mortgage Banking Income	5,041	4,857	3.79%
BOLI Income	3,192	2,939	8.61%
Net Gain on Sale of Securities	458	1,354	-66.17%
Gain Resulting From early Termination of Hedging Relationship	-	3,778	-100.00%
Gross Change on Write-Down of Certain Investments to Fair Value	497	(7,382)	-106.73%
Less: Non-Credit Related Other-Than-Temporary Impairment	(831)	(1,576)	-47.27%
Net Loss on Write-Down of Certain Investments to Fair Value	(334)	(8,958)	-96.27%
Other Non-Interest Income	8,118	7,115	14.10%
Total Non-Interest Income	46,906	38,192	22.82%
NON-INTEREST EXPENSE
Salaries and Employee Benefits	76,983	68,257	12.78%
Occupancy and Equipment Expenses	16,011	15,673	2.16%
Data Processing and Facilities Management	5,773	5,779	-0.10%
Merger & Acquisition Expense	-	12,423	-100.00%
FDIC assessment	5,247	6,975	-24.77%
Other Non-Interest Expense	35,731	32,708	9.24%
Total Non-Interest Expense	139,745	141,815	-1.46%
INCOME BEFORE INCOME TAXES	52,467	29,736	76.44%
PROVISION FOR INCOME TAXES	12,227	6,747	81.22%
NET INCOME	$40,240	$22,989	75.04%

PREFERRED STOCK DIVIDEND	$-	$5,698	-

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$40,240	$17,291	132.72%

BASIC EARNINGS PER SHARE	$1.90	$0.88	115.91%
DILUTED EARNINGS PER SHARE	$1.90	$0.88	115.91%
BASIC AVERAGE SHARES	21,178,117	19,642,965
DILUTED AVERAGE SHARES	21,203,915	19,673,156

PERFORMANCE RATIOS:
Net Interest Margin (FTE)	3.95%	3.89%
Return on Average Assets	0.88%	0.40%
Return on Average Common Equity	9.46%	4.29%

RECONCILIATION TABLE - NON-GAAP FINANCIAL INFORMATION
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS (GAAP)	$40,240	$17,291	132.72%
Non-Interest Income Components
Less - Net Gain on Sale of Securities, net of tax	(271)	(880)
Less - Gain Resulting From early Termination of Hedging Relationship	-	(2,456)
Non-Interest Expense Components
Add - Merger and Acquisition Expenses, net of tax	-	9,706
Add - Fair Value Mark on a Terminated Hedging Relationship	328	-
Deemed Preferred Stock Dividend	-	4,384
NET OPERATING EARNINGS	$40,297	$28,045	43.69%

Diluted Earnings Per Share, on an Operating Basis	$1.90	$1.43	32.87%

INDEPENDENT BANK CORP. FINANCIAL SUMMARY
(Unaudited - Dollars in Thousands, Except Per Share Data)

RECONCILIATION TABLE - NON-GAAP FINANCIAL INFORMATION
	Three Months Ended					Twelve Months Ended
				% Change	% Change			% Change
	December 31,	September 30,	December 31,	Dec 2010 vs.	Dec. 2010 vs.	December 31,	December 31,	Dec. 2010 vs.
	2010	2010	2009	Sept. 2010	Dec. 2009	2010	2009	Dec. 2009

Non-Interest Income GAAP	$14,263	$11,654	$10,029	22.39%	42.22%	$46,906	$38,192	22.82%
Add/(less) - Net Loss/(Gain) on Sale of Securities	-	22	-	-100.00%	n/a	(458)	(1,354)	-66.17%
Less - Gain Resulting From Early Termination of Hedging Relationship	-	-	-	n/a	n/a	-	(3,778)	-100.00%
Add - Other-Than-Temporary-Impairment on Securities	66	7	2,165	842.86%	-96.95%	334	8,958	-96.27%
Non-Interest Income as Adjusted	$14,329	$11,683	$12,194	22.65%	17.51%	$46,782	$42,018	11.34%

Non-Interest Expense GAAP	$36,688	$34,540	$34,648	6.22%	5.89%	$139,745	$141,815	-1.46%
Less - Merger & Acquisition Expenses	-	-	-	n/a	n/a	-	(12,423)	-100.00%
Less - Fair Value Mark on a Terminated Hedging Relationship	-	-	-	n/a	n/a	(554)	-	100.00%
Non-Interest Expense as Adjusted	$36,688	$34,540	$34,648	6.22%	5.89%	$139,191	$129,392	7.57%

Certain non-core items are included in the computation of earnings in accordance with United States of America generally accepted accounting principles (“GAAP”) in both 2010 and 2009 as indicated by the table above. In an effort to provide investors with information regarding the Company's results, the Company has disclosed the following non-GAAP information, which management believes provides useful information to the investor. This information should not be viewed as a substitute for operating results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP information which may be presented by other companies.

ASSET QUALITY	Nonperforming Assets			Net Charge-Offs			Net Charge-Offs
	For the Period Ending			For the Three Months Ending			For the Twelve Months Ending
	December 31,	September 30,	December 31,	December 31,	September 30,	December 31,	December 31,	December 31,
	2010	2010	2009	2010	2010	2009	2010	2009

Nonperforming Loans
Commercial & Industrial Loans	$3,123	$4,417	$4,205	$1,037	$1,429	$1,705	$4,809	$2,989
Small Business Loans	887	909	793	495	515	327	2,062	1,844
Commercial Real Estate Loans	9,836	8,966	18,525	594	851	29	5,163	2,160
Residential Real Estate Loans	6,728	7,863	10,829	46	24	150	498	725
Installment Loans - Home Equity	1,756	1,881	1,166	378	(38)	600	808	1,758
Installment Loans - Other	778	651	665	388	391	608	1,421	2,547
Total Nonperforming Loans / Total Net Charge-offs	$23,108	$24,687	$36,183	$2,938	$3,172	$3,419	$14,761	$12,023
Non-Accrual Securities	1,051	1,017	920
Other Assets in Possession	61	74	148
Other Real Estate Owned	7,273	9,011	3,994
Nonperforming Assets	$31,493	$34,789	$41,245

Nonperforming Loans/Gross Loans	0.65%	0.72%	1.07%
Allowance for Loan Losses/Nonperforming Loans	200.17%	184.79%	117.07%
Gross Loans/Total Deposits	98.01%	94.22%	100.60%
Allowance for Loan Losses/Total Loans	1.30%	1.34%	1.25%

Net charge-offs to average loans (quarter annualized)				0.33%	0.37%	0.40%
Net charge-offs to average loans (year-to-date annualized)							0.43%	0.38%

	QTD	YTD
	December 31,	December 31,
Nonperforming Loans Reconciliation	2010	2010
Nonperforming Loans Beginning Balance	$24,687	$36,183
New to Nonperforming	10,569	46,699
Loans Charged-Off	(3,231)	(15,054)
Loans Paid-Off	(2,735)	(20,484)
Loans Transferred to Other Real Estate Owned/Other Assets	(1,482)	(11,461)
Loans Restored to Accrual Status	(3,875)	(11,878)
Other	(825)	(897)
Nonperforming Loans Ending Balance	$23,108	$23,108

	December 31,	September 30,	December 31,
Financial Ratios	2010	2010	2009
Book Value per Common Share	$20.57	$20.08	$19.58
Tangible Common Book Value per Share (proforma to include
the tax deductibility of goodwill and exclude impact of CPP) - Non-GAAP	$14.86	$14.34	$13.85
Tangible Common Capital/Tangible Assets	6.47%	6.21%	6.20%
Tangible Common Capital/Tangible Asset (proforma to include
the tax deductibility of goodwill and exclude impact of CPP) - Non-GAAP	6.89%	6.64%	6.65%

Capital Adequacy
Tier one leverage capital ratio (1)	8.16%	7.99%	7.87%
Tier one common ratio (1)	8.54%	8.63%	8.09%
(1) Estimated number for December 31, 2010

INDEPENDENT BANK CORP.
SUPPLEMENTAL FINANCIAL INFORMATION
CONSOLIDATED AVERAGE BALANCE SHEETS AND AVERAGE RATE DATA	Three Months Ended
	December 31, 2010			September 30, 2010			December 31, 2009
		Interest			Interest			Interest
	Average	Earned/	Yield/	Average	Earned/	Yield/	Average	Earned/	Yield/
	Balance	Paid	Rate	Balance	Paid	Rate	Balance	Paid	Rate
	(Unaudited - Dollars in Thousands)

Interest-Earning Assets:
Interest Earning Deposits with Banks, Federal Funds Sold, and Short Term Investments	$113,325	$71	0.25%	$200,862	$135	0.27%	$50,983	$18	0.14%
Securities:
Trading Assets	7,469	80	4.25%	7,257	61	3.33%	8,706	61	2.78%
Taxable Investment Securities	588,797	5,627	3.79%	561,240	5,618	3.97%	602,679	6,833	4.50%
Non-taxable Investment Securities (1)	10,816	203	7.45%	15,953	277	6.89%	19,343	311	6.38%
Total Securities:	607,082	5,910	3.86%	584,450	5,956	4.04%	630,728	7,205	4.53%
Loans Held for Sale	34,252	276	3.20%	15,738	174	4.39%	10,961	132	4.78%
Loans
Commercial and Industrial	486,845	5,405	4.40%	440,539	5,077	4.57%	372,174	4,647	4.95%
Commercial Real Estate	1,667,304	23,384	5.56%	1,641,627	23,736	5.74%	1,572,599	23,421	5.91%
Commercial Construction	136,831	1,540	4.47%	148,151	1,792	4.80%	190,354	2,389	4.98%
Small Business	79,863	1,190	5.91%	80,740	1,221	6.00%	82,568	1,250	6.01%
Total Commercial	2,370,843	31,519	5.27%	2,311,057	31,826	5.46%	2,217,695	31,707	5.67%
Residential Real Estate	490,439	5,810	4.70%	525,003	6,174	4.67%	570,546	7,045	4.90%
Residential Construction	4,842	59	4.83%	4,874	63	5.13%	12,309	172	5.54%
Consumer - Home Equity	542,979	5,229	3.82%	507,308	4,914	3.84%	470,121	4,576	3.86%
Total Consumer Real Estate	1,038,260	11,098	4.24%	1,037,185	11,151	4.27%	1,052,976	11,793	4.44%
Total Other Consumer	72,781	1,412	7.70%	82,130	1,593	7.70%	118,548	2,259	7.56%
Total Loans	3,481,884	44,029	5.02%	3,430,372	44,570	5.15%	3,389,219	45,759	5.36%
Total Interest-Earning Assets	$4,236,543	$50,286	4.71%	$4,231,422	$50,835	4.77%	$4,081,891	$53,114	5.16%
Cash and Due from Banks	55,541			55,357			64,799
Federal Home Loan Bank Stock	35,854			35,854			36,351
Other Assets	331,791			323,523			281,314
Total Assets	$4,659,729			$4,646,156			$4,464,355
Interest-bearing Liabilities:
Deposits:
Savings and Interest Checking Accounts	$1,271,639	$876	0.27%	$1,220,073	$1,040	0.34%	$977,673	$1,185	0.48%
Money Market	736,700	866	0.47%	757,154	1,058	0.55%	692,072	1,539	0.88%
Time Deposits	721,970	2,287	1.26%	805,825	2,703	1.33%	931,510	4,145	1.77%
Total interest-bearing deposits:	$2,730,309	$4,029	0.59%	$2,783,052	$4,801	0.68%	$2,601,255	$6,869	1.05%
Borrowings:
Federal Home Loan Bank Borrowings	$306,075	$2,391	3.10%	$302,610	$2,372	3.11%	$383,331	$2,971	3.07%
Federal Funds Purchased and Assets Sold
Under Repurchase Agreement	182,501	693	1.51%	179,983	740	1.63%	191,229	871	1.81%
Junior Subordinated Debentures	61,857	922	5.91%	61,857	931	5.97%	61,857	921	5.91%
Subordinated Debentures	30,000	547	7.23%	30,000	547	7.23%	30,000	553	7.31%
Other Borrowings	3,093	-	0.00%	2,602	-	0.00%	2,227	-	0.00%
Total Borrowings:	583,526	4,553	3.10%	577,052	4,590	3.16%	668,644	5,316	3.15%
Total Interest-Bearing Liabilities	$3,313,835	$8,582	1.03%	$3,360,104	$9,391	1.11%	$3,269,899	$12,185	1.48%
Demand Deposits	841,440			796,205			731,053

Other Liabilities	71,785			63,790			50,791
Total Liabilities	$4,227,060			$4,220,099			$4,051,743
Stockholders' Equity	432,669			426,057			412,612
Total Liabilities and Stockholders' Equity	$4,659,729			$4,646,156			$4,464,355

Net Interest Income		$41,704			$41,444			$40,929

Interest Rate Spread (2)			3.68%			3.66%			3.68%

Net Interest Margin (3)			3.91%			3.89%			3.98%

Supplemental Information:
Total Deposits, including Demand Deposits	$3,571,749	$4,029		$3,579,257	$4,801		$3,332,308	$6,869
Cost of Total Deposits			0.45%			0.53%			0.82%
Total Funding Liabilities, including Demand Deposits	$4,155,275	$8,582		$4,156,309	$9,391		$4,000,952	$12,185
Cost of Total Funding Liabilities			0.82%			0.90%			1.21%

(1) The total amount of adjustment to present interest income and yield on a fully tax-equivalent basis is $315, $247, and $231 for the three months ended December 31, 2010, September 30, 2010, and December 31, 2009, respectively.
(2) Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average cost of interest-bearing liabilities.
(3) Net interest margin represents annualized net interest income as a percentage of average interest-earning assets.

	Twelve Months Ended
	December 31, 2010			December 31, 2009
		Interest			Interest
	Average	Earned/	Yield/	Average	Earned/	Yield/
	Balance	Paid	Rate	Balance	Paid	Rate
	(Unaudited - Dollars in Thousands)

Interest-Earning Assets:
Interest Earning Deposits with Banks, Federal Funds Sold, and Short Term Investments	$132,019	$337	0.26%	$67,296	$290	0.43%
Securities:
Trading Assets	7,225	262	3.63%	12,126	239	1.97%
Taxable Investment Securities	569,069	23,722	4.17%	605,453	28,456	4.70%
Non-taxable Investment Securities (1)	15,877	1,138	7.17%	22,671	1,457	6.43%
Total Securities:	592,171	25,122	4.24%	640,250	30,152	4.71%
Loans Held for Sale	16,266	666	4.09%	14,320	629	4.39%
Loans
Commercial and Industrial	427,004	19,457	4.56%	336,776	15,955	4.74%
Commercial Real Estate	1,646,419	94,217	5.72%	1,418,997	86,016	6.06%
Commercial Construction	155,524	7,507	4.83%	193,498	9,502	4.91%
Small Business	81,091	4,829	5.96%	85,567	5,143	6.01%
Total Commercial	2,310,038	126,010	5.45%	2,034,838	116,616	5.73%
Residential Real Estate	525,203	25,235	4.80%	542,758	27,333	5.04%
Residential Construction	6,565	334	5.09%	12,798	805	6.29%
Consumer - Home Equity	504,886	19,369	3.84%	447,890	17,523	3.91%
Total Consumer Real Estate	1,036,654	44,938	4.33%	1,003,446	45,661	4.55%
Total Other Consumer	88,077	6,799	7.72%	139,665	10,338	7.40%
Total Loans	3,434,769	177,747	5.17%	3,177,949	172,615	5.43%
Total Interest-Earning Assets	$4,175,225	$203,872	4.88%	$3,899,815	$203,686	5.22%
Cash and Due from Banks	62,103			65,509
Federal Home Loan Bank Stock	35,854			33,135
Other Assets	316,234			278,057
Total Assets	$4,589,416			$4,276,516
Interest-bearing Liabilities:
Deposits:
Savings and Interest Checking Accounts	$1,183,247	$4,397	0.37%	$913,881	$4,753	0.52%
Money Market	739,264	4,565	0.62%	639,231	6,545	1.02%
Time Deposits	814,462	11,292	1.39%	921,787	19,865	2.16%
Total interest-bearing deposits:	$2,736,973	$20,254	0.74%	$2,474,899	$31,163	1.26%
Borrowings:
Federal Home Loan Bank Borrowings	$318,151	$9,589	3.01%	$409,551	$11,519	2.81%
Federal Funds Purchased and Assets Sold
Under Repurchase Agreement	182,467	3,084	1.69%	180,632	3,396	1.88%
Junior Subordinated Debentures	61,857	3,666	5.93%	61,857	3,739	6.04%
Subordinated Debentures	30,000	2,170	7.23%	30,000	2,178	7.26%
Other Borrowings	2,802	-	0.00%	2,054	-	0.00%
Total Borrowings:	595,277	18,509	3.11%	684,094	20,832	3.05%
Total Interest-Bearing Liabilities	$3,332,250	$38,763	1.16%	$3,158,993	$51,995	1.65%
Demand Deposits	773,718			659,916

Other Liabilities	58,199			54,697
Total Liabilities	$4,164,167			$3,873,606
Stockholders' Equity	425,249			402,910
Total Liabilities and Stockholders' Equity	$4,589,416			$4,276,516

Net Interest Income		$165,109			$151,691

Interest Rate Spread (2)			3.72%			3.58%

Net Interest Margin (3)			3.95%			3.89%

Supplemental Information:
Total Deposits, including Demand Deposits	$3,510,691	$20,254		$3,134,815	$31,163
Cost of Total Deposits			0.58%			0.99%
Total Funding Liabilities, including Demand Deposits	$4,105,968	$38,763		$3,818,909	$51,995
Cost of Total Funding Liabilities			0.94%			1.36%

(1) The total amount of adjustment to present interest income and yield on a fully tax-equivalent basis is $1,148 and $997 for the twelve months ended December 31, 2010, and December 31, 2009, respectively.
(2) Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average cost of interest-bearing liabilities.
(3) Net interest margin represents annualized net interest income as a percentage of average interest-earning assets.

Certain amounts in prior year financial statement have been reclassified to conform to the current year's presentation.

CONTACT:
Independent Bank Corp.
Chris Oddleifson, 781-982-6660
President and
Chief Executive Officer
or
Denis K. Sheahan, 781-982-6341
Chief Financial Officer